EXHIBIT 1
                                                                       ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Private Business, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2000.

SUMMIT VENTURES V, L.P.                        SUMMIT V COMPANION FUND, L.P.

By: Summit Partners V, L.P.                    By: Summit Partners V, L.P.

By: Summit Partners, LLC                       By: Summit Partners, LLC

By:           *                                By:           *
    -----------------------                        -----------------------
    General Partner                                General Partner

SUMMIT V ADVISORS FUND (QP), L.P.              SUMMIT ADVISORS FUND, L.P.

By: Summit Partners V, L.P.                    By: Summit Partners V, L.P.

By: Summit Partners, LLC                       By: Summit Partners, LLC

By:           *                                By:           *
    -----------------------                        -----------------------
    General Partner                                General Partner

SUMMIT PARTNERS V, L.P.                        SUMMIT INVESTORS III, L.P.

By: Summit Partners, LLC                       By:           *
                                                   -----------------------
By:           *                                    General Partner
    -----------------------
    General Partner

SUMMIT PARTNERS, LLC                                         *
                                               ---------------------------
By:           *                                E. Roe Stamps
    -----------------------
    General Partner

                               Page 27 of 40 Pages
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              *                                              *
---------------------------                    ---------------------------
Stephen G. Woodsum                             Martin J. Mannion


              *                                              *
---------------------------                    ---------------------------
Gregory M. Avis                                Bruce R. Evans


              *                                              *
---------------------------                    ---------------------------
Walter G. Kortschak                            Thomas S. Roberts


              *                                              *
---------------------------                    ---------------------------
Joseph F. Trustey                              Kevin P. Mohan


              *
---------------------------
Peter Y. Chung



                                               *By: /s/ Thomas F. Farb
                                                    ----------------------
                                                    Thomas F. Farb
                                                    On his own behalf and as
                                                    Attorney-in-fact

--------------------------------------------------------------------------------

* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.
                                      ---------


                               Page 28 of 40 Pages